Other income, net (Tables)	12 Months Ended
Mar. 31, 2022
Other Income and Expenses [Abstract]
Schedule of Other income

	Year Ended March 31,
	2020	2021	2022
	$ in thousands	$ in thousands	$ in thousands

Gain on disposal of property, plant and equipment #	—	237	—
Government subsidies	227	75	104
Gain from investment in financial instruments	83	75	47
Other gains	125	93	38

Other income, net	435	480	189

#	Land appreciation tax is calculated from the appreciation of the value of the land occupied by the property. During the fiscal year ended March 31, 2021, land appreciation tax of approximately $205,000 was charged during the disposal of properties, and the gain on disposal of property was net of this land appreciation tax. There is no such gain on disposal of property, plant and equipment during the fiscal year ended March 31, 2022.